UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

LONESTAR RESOURCES US INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Lonestar Resources US Inc.

NOTICE &

PROXY STATEMENT

Annual Meeting of Stockholders

May 24, 2017

2:00 p.m. (Central Time)

LONESTAR RESOURCES US INC.

600 BAILEY AVENUE, SUITE 200

FORT WORTH, TEXAS 76107

April 13, 2017

To Our Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Lonestar Resources US Inc. at 2:00 p.m. local time, on Wednesday, May 24, 2017, at Texas Capital Bank’s Van Zandt Room, 300 Throckmorton Street, Suite 200, Fort Worth, Texas, 76102.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. If you would like to attend the Annual Meeting, you must call 1-817-546-6385 no later than 5:00 p.m. Central Time on May 22, 2017 to have your name placed on the attendance list. Please see the section called “Who Can Attend the 2017 Annual Meeting of Stockholders?” on page 4 of the proxy statement for more information about how to attend the meeting in person.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Frank D. Bracken, III

Chief Executive Officer

Notice of Annual Meeting of Stockholders

To Be Held Wednesday, May 24, 2017

LONESTAR RESOURCES US INC.

600 BAILEY AVENUE, SUITE 200

FORT WORTH, TEXAS 76107

The Annual Meeting of Stockholders (the “Annual Meeting”) of Lonestar Resources US Inc., a Delaware corporation (the “Company”), will be held at 2:00 p.m. Central Time on Wednesday, May 24, 2017, at Texas Capital Bank’s Van Zandt Room, 300 Throckmorton Street, Suite 200, Fort Worth, Texas, 76102, for the following purposes:

➊	Election of Frank D. Bracken, III, Henry B. Ellis, Daniel R. Lockwood, John H. Murray, Stephen H. Oglesby, John H. Pinkerton, Dr. Christopher Rowland, and Randy L. Wolsey as directors to serve until the 2018 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

➋	Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

➌	Amendment of our Certificate of Incorporation authorizing the Board to issue up to 10,000,000 shares of “blank check” preferred stock;

➍	Amendment of our Amended and Restated 2016 Incentive Plan to increase the number of shares available for issuance under such plan; and

➎	Transaction of such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Class A Voting Common Stock and, with respect to Proposal 3 only, our Class B Non-Voting Common Stock as of the close of business on March 31, 2017 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 600 Bailey Avenue, Suite 200, Fort Worth, Texas, 76107, for a period of ten days prior to the Annual Meeting and on the day of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Chase C. Booth

Secretary

Fort Worth, Texas

April 13, 2017

Proxy Statement

LONESTAR RESOURCES US INC.

600 BAILEY AVENUE, SUITE 200

FORT WORTH, TEXAS 76107

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Lonestar Resources US Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, May 24, 2017 (the “Annual Meeting”), at Texas Capital Bank’s Van Zandt Room, 300 Throckmorton Street, Suite 200, Fort Worth, Texas, 76102 at 2:00 p.m. Central Time, and at any continuation, postponement, or adjournment of the Annual Meeting. Holders of record of shares of Class A Voting Common Stock, $0.001 par value per share (“Class A Common Stock”) and, with respect to Proposal 3 only, Class B Non-Voting Common Stock, $0.001 par value per share (“Class B Common Stock”), as of the close of business on March 31, 2017 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 21,822,015 shares of Class A Common Stock outstanding and entitled to vote at the Annual Meeting, and 2,500 shares of Class B Common Stock outstanding and entitled to vote, as a separate class, on Proposal 3. Each share of Class A Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. Each share of Class B Common Stock is entitled to one vote for purposes of the class vote of the Class B Common Stock on Proposal 3 (the “Class B Vote”).

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2016 (the “2016 Annual Report”) will be released on or about April 13, 2017, to our stockholders on the Record Date.

In this proxy statement, “Lonestar”, “Company”, “we”, “us”, and “our” refer to Lonestar Resources US Inc., and where applicable, our predecessor entity, Lonestar Resources Limited.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, MAY 24, 2017

This Proxy Statement and our 2016 Annual Report to Stockholders are available at http://www.envisionreports.com/LONE

Stockholders may receive directions to attend the meeting in person by calling 1-817-546-6385.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

➊	To elect Frank D. Bracken, III, Henry B. Ellis, Daniel R. Lockwood, John H. Murray, Stephen H. Oglesby, John H. Pinkerton, Dr. Christopher Rowland, and Randy L. Wolsey as directors to serve until the 2018 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

➋	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2017;

➌	To amend our Certificate of Incorporation authorizing the Board to issue up to 10,000,000 shares of “blank check” preferred stock;

➍	To amend our Amended and Restated 2016 Incentive Plan to increase the number of shares available for issuance under such plan; and

➎	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Class A Common Stock or Class B Common Stock, as applicable, will be voted on your behalf as you direct. If not otherwise specified, the shares of Class A Common Stock or Class B Common Stock, as applicable, represented by the proxies will be voted, and the Board recommends that you vote:

➊	FOR the election of Frank D. Bracken, III, Henry B. Ellis, Daniel R. Lockwood, John H. Murray, Stephen H. Oglesby, John H. Pinkerton, Dr. Christopher Rowland, and Randy L. Wolsey as directors;

➋	FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

➌	FOR the amendment of our Certificate of Incorporation authorizing the Board to issue up to 10,000,000 shares of “blank check” preferred stock; and

➍	FOR the amendment of our Amended and Restated 2016 Incentive Plan to increase the number of shares available for issuance under such plan.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Lonestar is making this proxy statement and its 2016 Annual Report available to its stockholders electronically via the Internet. On or about April 13, 2017, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2016 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2016 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Computershare via telephone at 1-866-641-4276, via internet at www.envisionreports.com/LONE, or via email at investorvote@computershare.com.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Computershare at the above phone number, website or email address.

Questions and Answers about the 2017 Annual Meeting of Stockholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is March 31, 2017. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Class A Common Stock is entitled to one vote for all matters before the Annual Meeting. Each outstanding share of Class B Common Stock is entitled to one vote for purposes of the Class B Vote. At the close of business on the Record Date, there were 21,822,015 shares of Class A Common Stock outstanding and entitled to vote at the Annual Meeting, and there were 2,500 shares of Class B Common Stock outstanding and entitled to vote on Proposal 3.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the Class A Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum. For the Class B Vote, a majority of the voting power of the Class B Common Stock present in person or represented by proxy shall constitute a quorum.

WHO CAN ATTEND THE 2017 ANNUAL MEETING OF STOCKHOLDERS?

You may attend the Annual Meeting only if you are a Lonestar Stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you would like to attend the Annual Meeting, you must call 1-817-546-6385 no later than 5:00 p.m. Central Time on May 22, 2017 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your bank or broker holds your shares in street name, you will also be required to present proof of beneficial ownership of our Class A Common Stock on the Record Date, such as the Internet Notice you received from your bank or broker, or a bank or brokerage statement or a letter from your bank or broker showing that you owned shares of our Class A Common Stock at the close of business on the Record Date.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting may adjourn the Annual Meeting to another place, if any, date, or time.

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote in person. If you are a stockholder of record, there are three ways to vote by proxy:

•	by Telephone—You can vote by telephone by calling 1-800-652-8683 and following the instructions on the proxy card;

•	by Internet—You can vote over the Internet at www.envisionreports.com/LONE by following the instructions on the Internet Notice or proxy card; or

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 1:00 a.m., Central Time, on May 24, 2017.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy and bring it to the Annual Meeting in order to vote.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of Lonestar prior to or at the Annual Meeting; or

•	by voting in person at the Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

WHO WILL COUNT THE VOTES?

A representative of Computershare, our inspector of election, will tabulate and certify the votes.

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	A director nominee will be elected to the Board if the votes cast “FOR” the nominee exceed the votes cast “AGAINST” the nominee.	Abstentions and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The favorable vote of a majority of the votes cast affirmatively or negatively by holders of the Company’s outstanding shares of Class A Common Stock.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 3: Amendment of our Certificate of Incorporation authorizing the Board to issue up to 10,000,000 shares of “blank check” preferred stock	(1) The favorable vote of a majority of the outstanding shares of Class A Common Stock; and (2) The favorable vote of a majority of the outstanding shares of Class B Common Stock.	Abstentions and broker non-votes will have the same effect as votes against the proposal.

Proposal 4: Amendment of our Amended and Restated 2016 Incentive Plan to increase the number of shares available for issuance under such plan	The favorable vote of a majority of the votes cast affirmatively or negatively by holders of the Company’s outstanding shares of Class A Common Stock.	Abstentions and broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL ABSTENTIONS BE TREATED?

An “Abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the vote for Proposals 1, 2 and 4. Abstentions will have the same effect as votes against for Proposal 3.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of BDO USA, LLP, as

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2017 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON—PROPOSAL 1

Election of Directors

At the Annual Meeting, eight (8) directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2018 and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal.

We currently have nine (9) directors on our Board. Our current directors are Frank D. Bracken, III, who has served on our Board since January 2012, Henry B. Ellis, who has served on our Board since October 2016, Bernard Lambilliotte, who has served on our Board since January 2013, Daniel R. Lockwood, who has served on our Board since May 2014, John H. Murray, who has served on our Board since October 2016, Stephen H. Oglesby, who has served on our Board since March 2017, John H. Pinkerton, who has served on our Board since March 2015, Dr. Christopher Rowland, who has served on our Board since January 2013, and Randy L. Wolsey, who has served on our Board since January 2017. The Board has nominated eight directors for re-election as directors at the Annual Meeting. Bernard Lambilliotte has not been nominated for re-election as a director at the Annual Meeting following the end of his current term. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

Our Bylaws provide that the authorized number of directors may be changed by action of the Board or the stockholders. Under the Board Representation Agreement further discussed below in “Corporate Governance—Board Composition”, subject to certain share-ownership requirements, EF Realisation Company Limited (“EF Realisation”) has the right to designate a limited number of nominees for election of the Board directors. EF Realisation currently has the right to designate up to two nominees and has designated Dr. Christopher Rowland and John H. Murray for election to our Board.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Class A Common Stock represented thereby for the election as directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

A Director nominee will be elected to the Board if the votes cast “FOR” the nominee exceed the votes cast “AGAINST” the nominee. If any nominee for director receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election, our Bylaws require that such person tender his resignation to the Board. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of Director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the eight director nominees named below.

PROPOSAL 1—ELECTION OF DIRECTORS

NOMINEES FOR DIRECTORS (TERMS TO EXPIRE AT THE 2018 ANNUAL MEETING)

The current members of the Board who are also nominees for election to the Board as directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Lonestar
Frank D. Bracken, III	53	2012	Chief Executive Officer and Director
Henry B. Ellis	67	2016	Director
Daniel R. Lockwood	59	2014	Director
John H. Murray	70	2016	Director
Stephen H. Oglesby	67	2017	Director
John H. Pinkerton	63	2014	Chairman
Dr. Christopher Rowland	62	2013	Director
Randy L. Wolsey	67	2017	Director

The principal occupations and business experience, for at least the past five years, of each nominee for election at the 2017 Annual Meeting are as follows:

FRANK D. BRACKEN, III	Age 53

Frank D. Bracken, III is our Chief Executive Officer. Mr. Bracken has served in this position since January 2012 and has served as a director and Chief Executive Officer of Lonestar Resources, Inc., our wholly-owned subsidiary, since January 2012. Mr. Bracken previously served as Senior Managing Director of Sunrise Securities from September 2008 to December 2011 and as Managing Director of Jefferies LLC from November 1999 to August 2008. During that time, Mr. Bracken led oil and natural gas transactions, spanning from public and private equity and debt offerings to joint ventures in the Haynesville Shale to one of the first purchases of a publicly-traded oil & gas company by a private equity firm. As Chief Financial Officer and a member of the board of directors at Gerrity Oil & Gas Corp, an NYSE-listed exploration and production company, Mr. Bracken was responsible for corporate budgeting and development, acquisitions, equity and debt financing in public and private offerings, and acquisitions and divestitures. Mr. Bracken holds a Bachelor of Arts degree from Yale University. Mr. Bracken’s background in finance, his extensive experience in various types of transactions including equity and debt financing as well as acquisition and divestitures, particularly in the energy industry, makes him qualified to serve on our board of directors.

HENRY B. ELLIS	Age 67

Henry B. Ellis has served as a director since October 2016. Mr. Ellis presently serves as managing director and Chief Executive Officer of Bassett California Co. & The Bassett Company and previously served as a director of several other boards including Bluebonnet Savings Bank and State National Bank and served as President of Mbank, El Paso and Chairman and CEO of Grayson County Bank. Mr. Ellis received his Bachelor of Arts degree in Business Administration from Texas Christian University. We believe that Mr. Ellis’ financial experience in the banking industry qualifies him for service on our board of directors.

DANIEL R. LOCKWOOD	Age 59

Daniel R. Lockwood has served as a director since May 2014. He also serves as Vice-President of New Tech Global and is responsible for overseeing and managing NTG engineering and project management services. Mr. Lockwood is a graduate of the Colorado School of Mines with a degree in Petroleum Engineering. Dan joined New Tech Engineering in 2000, and brings with him more than 35 years of engineering and management experience and is considered one of the industry’s leading experts in Shale Operations. We believe that Mr. Lockwood’s engineering and management experience in the oil and gas industry qualifies him for service on our board of directors.

PROPOSAL 1—ELECTION OF DIRECTORS

JOHN H. MURRAY	Age 70

John H. Murray has served as a director since October 2016. Mr. Murray is Co-Founder, Executive Chairman and Chief Compliance Officer of Ecofin Limited, roles he has held since its incorporation in June 1991. Before founding Ecofin Limited, John headed the corporate finance department and was a member of the management committee of Swiss Bank Corporation’s London- based investment banking business. Prior to joining Swiss Bank Corporation, he worked for Morgan Stanley Group Inc. holding corporate finance positions in New York and London and opening Morgan Stanley’s offices in Sydney and Melbourne. John is a non-executive director of the Ecofin Vista Long/Short Fund Limited and the Ecofin Global Renewable Infrastructure Fund Limited and of the BlackRock Frontiers Investment Trust plc. John earned his BA in Economics from Williams College and an MBA from Harvard Business School. We believe that Mr. Murray’s financial experience in the investment banking industry qualifies him for service on our board of directors.

STEPHEN H. OGLESBY	Age 67

Stephen H. Oglesby has served as a director since March 2017. Before joining the company, Mr. Oglesby served as Head of Energy, US Commercial Bank at Citibank, where he managed multiple offices and oversaw financial services provided to various private and public companies in the oil and gas industry, from December 2003 to January 2017. Mr. Oglesby previously served on the board of directors of various private companies, including Advanced Coiled Tubing, where he served as Chairman of the board of directors, Blackwell Plastics, and Goodman Manufacturing. Mr. Oglesby holds a Bachelor of Science in Accounting from Southern Illinois University. We believe that Mr. Oglesby is qualified to serve on our board of directors because of his extensive experience in financial services for diversified corporate and energy clients, and his background in finance and accounting.

JOHN H. PINKERTON	Age 63

John Pinkerton has served as a director since March 2015 and became Chairman of the Board in August 2016. He has been a director of Range Resources Corporation (NYSE: RRC) since 1988 and was Chairman of its board of directors from 2008 until January 2015. He joined Range as President in 1990 and served as Chief Executive Officer from 1992 until 2012. Prior to joining Range, Mr. Pinkerton served in various capacities at Snyder Oil Corporation for twelve years, including the position of Senior Vice President. Mr. Pinkerton received his Bachelor of Arts degree in Business Administration from Texas Christian University, where he now serves on the board of trustees, and a Master’s degree from the University of Texas at Arlington. During his 27-year tenure Range Resources grew from its small cap origins to be a $13 billion dollar enterprise with a pre-eminent position in the Marcellus Shale. As CEO of Range Resources, Mr. Pinkerton established the technical expertise to enable a drilling-led strategy complemented by bolt-on acquisitions where synergies would enhance growth. This resulted in a rapid and impressive increase in the scale of the business, and seven consecutive years of double-digit growth in both production and reserves (adjusted for debt). Mr. Pinkerton has widespread skill in the management, acquisition and divestiture of oil and gas properties—including related corporate financing activities—hedging, risk analysis and the evaluation of drilling programs. He has represented the industry in policy matters, serving on the executive committee of America’s Natural Gas Alliance. We believe that Mr. Pinkerton’s experience at oil and natural gas exploration companies qualify him for service on our board of directors.

DR. CHRISTOPHER ROWLAND	Age 62

Dr. Christopher Rowland has served as a director of Lonestar since January 2013. He is also director of Special Situations for Ecofin Limited where he is responsible for monitoring and realizing investments. Prior to joining Ecofin Limited in 2006, Dr. Rowland formed and led equity research teams over a 20-year period at several

PROPOSAL 1—ELECTION OF DIRECTORS

investment banks, including Merrill Lynch and Dresdner Klienwort Benson. Apart from his career as a research analyst, Dr. Rowland spent time setting up an alternative generator to buy coal-fired power stations in 1993. He has a Ph.D. for his research into the economics of UK oil taxation and holds a MSc (Economics) from the University of London and a BSc in Economics from the University of Bath. We believe that Dr. Rowland’s academic background in economics and his professional experience in finance and energy investment qualify him to serve on our board of directors.

RANDY L. WOLSEY	Age 67

Randy L. Wolsey has served as a director since January 2017. Mr. Wolsey is the founder and since February 2015 has been a co-owner of Lone Oak Minerals, a private company involved in acquisition and selling of oil and gas minerals. Since January 2012, he has also been the owner of Solana, a private company involved in oil and gas and real estate investments. He is also the founder and since June 2006 has been a co-owner of Tanglewood Exploration, a private company involved in oil and gas exploration and production. He previously held management positions at companies including Glen Rose Oil & Gas and Justin Exploration. Mr. Wolsey received his Bachelor of Arts degree in Political Science from Midwestern State University. We believe that Mr. Wolsey’s experience in the oil and gas industry qualifies him for service on our board of directors.

There are no family relationships among any of our executive officers or directors.

PROPOSAL 2

Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit and Risk Committee has appointed BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of BDO USA, LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

BDO USA, LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2016. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of BDO USA, LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of BDO USA, LLP is not ratified by the stockholders, the Audit and Risk Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2018. Even if the appointment of BDO USA, LLP is ratified, the Audit and Risk Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.

VOTE REQUIRED

This proposal requires the favorable vote of a majority of the votes cast affirmatively or negatively by holders of the Company’s outstanding shares of Class A Common Stock. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of BDO USA, LLP we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm.

Report of the Audit and Risk Committee of the Board of Directors

The Audit and Risk Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2016 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit and Risk Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit and Risk Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Company’s independent registered public accounting firm also provided the Audit and Risk Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit and Risk Committee concerning independence. In addition, the Audit and Risk Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit and Risk Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Henry G. Ellis (Chair)

Stephen H. Oglesby

Randy L. Wolsey

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of BDO USA, LLP, our independent registered public accounting firm, and its affiliates, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2016	2015
Audit Fees	$704,611	$453,470
Audit-Related Fees	—	—
Tax Fees	$152,082	$146,944
All Other Fees	—	—
Total Fees	$856,693	$600,414

AUDIT FEES

Audit fees consist of fees billed for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements. Such services can only be provided by our principal accountants.

AUDIT-RELATED FEES

There were no such fees incurred in 2016 or 2015.

TAX FEES

Tax fees consist of fees for professional services, including tax consulting, planning and compliance performed by BDO USA, LLP and its affiliates.

ALL OTHER FEES

We did not incur any other fees in 2016 or 2015.

AUDIT AND RISK COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit and Risk Committee has adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage BDO USA, LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit and Risk Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by BDO USA, LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit and Risk Committee or by a designated member of the Audit and Risk Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit and Risk Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit and Risk Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit and Risk Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by BDO USA, LLP without first obtaining specific pre-approval from the Audit and Risk Committee. The Audit and Risk Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

PROPOSAL 3

Amendment of our Certificate of Incorporation Authorizing the Board to Issue up to 10,000,000 Shares of “Blank Check” Preferred Stock

Our Board has determined that it is advisable and in the best interests of the Company to amend our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to authorize the Board to issue by resolution, from time to time, up to 10,000,000 shares of a new class of preferred stock in one or more series. Approval of this amendment would enable our Board to prescribe the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of preferred stock. The Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company’s capital structure than now exists, and that authorizing the issuance of “blank check” preferred stock would provide the Company with greater flexibility with respect to the Company’s capital structure for purposes such as additional equity financing and acquisitions. No preferred stock is presently authorized by the Company’s Certificate of Incorporation.

The Board has therefore approved, and recommends that the stockholders approve, an amendment to our Certificate of Incorporation that deletes the current Article 4 in its entirety and inserts, in lieu thereof, a new Article 4 that will read in its entirety as follows (the “Amendment”):

“ARTICLE 4

The aggregate number of shares of all classes of capital stock that the Corporation shall have the authority to issue is 110,005,000 shares, consisting of (i) 100,000,000 shares of Class A Voting Common Stock, $0.001 par value per share (the “Class A Voting Common Stock”), (ii) 5,000 shares of Class B Non-Voting Common Stock, $0.001 par value per share (the “Class B Non-Voting Common Stock”) and (iii) 10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).

1. Provisions Relating to the Common Stock.

The designations and the powers, preferences, rights, qualifications, limitations and restrictions of the Class A Voting Common Stock and the Class B Non-Voting Common Stock (referred to herein collectively as “Common Stock”) are as follows:

(a)	General. Shares of Common Stock shall have identical rights and privileges in every respect, except as set forth herein, subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

(b)	Voting Rights.

(i)	Class A Voting Common Stock. The holders of shares of Class A Voting Common Stock shall be entitled to vote upon matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Class A Voting Common Stock held.

(ii)	Class B Non-Voting Common Stock. Except as required by law, the holders of shares of Class B Non-Voting Common Stock shall not be entitled to vote upon matters submitted to a vote of the stockholders of the Corporation.

(c)

Dividends. Subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law, the holders of shares of Common Stock shall be entitled to receive such dividends (payable in cash, stock or otherwise) as may be declared by the Board of Directors at any time and from time to time out of any funds of the Corporation legally available therefor, regardless of whether such shares are Class A Voting Common Stock or

PROPOSAL 3—AMENDMENT TO CERTIFICATE OF INCORPORATION

Class B Non-Voting Common Stock; provided, however, that any dividend upon the Common Stock that is payable in Common Stock shall be paid only in Class A Voting Common Stock to the holders of Class A Voting Common Stock and only in Class B Non-Voting Common Stock to the holders of Class B Non-Voting Common Stock.

(d)	Liquidation and Dissolution. Subject to any preferential or other rights of any then outstanding Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them, regardless of whether such shares are Class A Voting Common Stock or Class B Non-Voting Common Stock. A liquidation, dissolution or winding up of the Corporation, as such terms are used in this paragraph (d), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or entities or a sale, lease, exchange or conveyance of all or part of the assets of the Corporation.

2. Preferred Stock. Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware. The powers, preferences and relative, participating, optional and other special rights of each such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.”

The following shows the changes contained in the proposed Article 4 marked against the version of Article 4 that is currently in effect (new language is indicated by underlined text; language to be deleted is indicated by strikethrough):

“ARTICLE 4

The aggregate number of shares of all classes of capital stock that the Corporation shall have the authority to issue is ~~100,005,000~~110,005,000 shares, consisting of (i) 100,000,000 shares of Class A Voting Common Stock, $0.001 par value per share (the “Class A Voting Common Stock”), ~~and~~ (ii) 5,000 shares of

PROPOSAL 3—AMENDMENT TO CERTIFICATE OF INCORPORATION

Class B Non-Voting Common Stock, $0.001 par value per share (the “Class B Non-Voting Common Stock”)~~.~~ and (iii) 10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).

1. Provisions Relating to the Common Stock.

The designations and the powers, preferences, rights, qualifications, limitations and restrictions of the Class A Voting Common Stock and the Class B Non-Voting Common Stock (referred to herein collectively as “Common Stock”) are as follows:

~~Provisions Relating to the Common Stock.~~

(a)	General. Shares of Common Stock shall have identical rights and privileges in every respect, except as set forth herein, subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

(b)	Voting Rights.

(i)	Class A Voting Common Stock. The holders of shares of Class A Voting Common Stock shall be entitled to vote upon matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Class A Voting Common Stock held.

(ii)	Class B Non-Voting Common Stock. Except as required by law, the holders of shares of Class B Non-Voting Common Stock shall not be entitled to vote upon matters submitted to a vote of the stockholders of the Corporation.

(c)	Dividends. ~~The~~Subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law, the holders of shares of Common Stock shall be entitled to receive such dividends (payable in cash, stock or otherwise) as may be declared by the Board of Directors at any time and from time to time out of any funds of the Corporation legally available therefor, regardless of whether such shares are Class A Voting Common Stock or Class B Non-Voting Common Stock; provided, however, that any dividend upon the Common Stock that is payable in Common Stock shall be paid only in Class A Voting Common Stock to the holders of Class A Voting Common Stock and only in Class B Non-Voting Common Stock to the holders of Class B Non-Voting Common Stock.

(d)	Liquidation and Dissolution. ~~In~~Subject to any preferential or other rights of any then outstanding Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them, regardless of whether such shares are Class A Voting Common Stock or Class B Non-Voting Common Stock. A liquidation, dissolution or winding up of the Corporation, as such terms are used in this paragraph (d), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or entities or a sale, lease, exchange or conveyance of all or part of the assets of the Corporation.

2. Preferred Stock. Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and

PROPOSAL 3—AMENDMENT TO CERTIFICATE OF INCORPORATION

such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware. The powers, preferences and relative, participating, optional and other special rights of each such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.”

EFFECTS OF THE AMENDMENT

The issuance of shares of our preferred stock may adversely affect the rights of the holders of our Class A Common Stock and Class B Common Stock (together, “Common Stock”). If the Amendment is approved by our stockholders, our Board will be authorized to issue shares of preferred stock with certain designations, rights, qualifications, preferences, limitations and terms, any of which may dilute the voting power and economic interest of the holders of our Common Stock. For example, in the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of our preferred stock would dilute the earnings per share and book value per share of all outstanding shares of our Common Stock. In addition, in a liquidation, the holders of our preferred stock may be entitled to receive a certain amount per share of our preferred stock before the holders of our Common Stock receive any distribution. In addition, the holders of our preferred stock may be entitled to vote and such votes may dilute the voting rights of the holders of our Common Stock when we seek to take corporate action. Our preferred stock also may be convertible into shares of either our Class A Common Stock or our Class B Common Stock. Furthermore, our preferred stock could be issued with certain preferences over the holders of our Common Stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned situations are only examples of how shares of our preferred stock, if issued, could result in:

•	reduction of the amount of funds otherwise available for payment of dividends on our Common Stock;

•	restrictions on dividends on our Common Stock;

•	dilution of the voting power of our Common Stock; and

•	restrictions on the rights of holders of our Common Stock to share in our assets on liquidation until satisfaction of any liquidation preference granted to the holders of our preferred stock.

In addition to financing purposes, we could also issue blank check preferred stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or other means. Such blank check preferred shares could be used to create voting or other impediments or to discourage persons seeking to gain control of our Company. For example, such shares could be privately placed with purchasers favorable to our Board, and our Board could authorize holders of a series of our preferred stock to vote either separately as a class or with the holders of our Common Stock on any merger, sale or exchange of assets by our Company or any other extraordinary corporate

PROPOSAL 3—AMENDMENT TO CERTIFICATE OF INCORPORATION

transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new blank check preferred shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of our Company should our Board consider the action of such entity or person not to be in the best interest of our stockholders. The issuance of new blank check preferred shares also could be used to entrench current management or deter an attempt to replace our Board by diluting the number or rights of shares held by individuals seeking to control our Company by obtaining a certain number of seats on our Board.

The Company currently does not have any plans, proposals or arrangements to issue any shares of blank check preferred stock and the request for authorization for the Board to issue blank check preferred stock is not in response to any takeover attempt or any other expression of interest indicated by a third party.

Upon the effectiveness of a Certificate of Amendment setting forth the Amendment, the Board will have the express authority to execute and file a certificate of designation setting forth the series and the number of shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of our preferred stock.

EFFECTIVE DATE OF THE AMENDMENT

If the Amendment is approved by stockholders, all other sections of the Certificate of Incorporation would be maintained in their current form. The Amendment would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company would do promptly after the Annual Meeting. In the event that the proposed Amendment is not approved by our stockholders at the Annual Meeting, the current Certificate of Incorporation would remain in effect in its entirety.

Our Board reserves the right, notwithstanding stockholder approval of the Amendment and without further action by our stockholders, not to proceed with the Amendment at any time before the effective date of the Certificate of Amendment setting forth the Amendment.

VOTES REQUIRED

This proposal requires the favorable vote of both:

•	The majority of the outstanding shares of Class A Common Stock; and

•	The majority of the outstanding shares of Class B Common Stock.

Abstentions and broker non-votes will have the same effect as votes against this proposal for each of the foregoing votes.

RECOMMENDATION OF THE BOARD

The Board unanimously recommends a vote FOR the amendment of our Certificate of Incorporation authorizing the Board to issue up to 10,000,000 shares of “blank check” preferred stock.

PROPOSAL 4

Amendment of our Amended and Restated 2016 Incentive Plan to Increase the Number of Shares Available for Issuance Under Such Plan

The Company’s Amended and Restated 2016 Incentive Plan (the “A&R 2016 Plan”) was adopted and approved by our Board on November 18, 2016 and by a majority in interest of our stockholders on November 22, 2016. The A&R 2016 Plan, as approved in November 2016 provides for the grant of stock options, stock appreciation rights, restricted stock, dividend equivalents, restricted stock units and other stock or cash based awards to our employees, consultants and directors up to an aggregate of 1,250,000 shares of our Class A Common Stock. The A&R 2016 Plan is described in more detail below.

The A&R 2016 Plan was adopted in November 2016 prior to the consummation of our offering of Class A Common Stock in December 2016 and reserved a number of shares for issuance that we expected to be sufficient only for grants previously made under the plan and for grants anticipated to be made shortly following the offering in early 2017. We anticipated that approval of additional shares for grants to be made in the future would be necessary following the consummation of the offering and we are now seeking that approval.

In this proposal, we are asking our stockholders to approve an amendment to the A&R 2016 Plan to increase the number of shares of our Class A Common Stock available for issuance thereunder by 700,000 shares (the “Plan Amendment”), such that a total of 2,200,000 shares of our Class A Common Stock would be authorized for issuance under the A&R 2016 Plan. The Board approved the Plan Amendment in 2017, subject to approval by our stockholders at this meeting. A copy of the A&R 2016 Plan, as proposed to be amended, is attached to this proxy statement as Exhibit A.

The A&R 2016 Plan is not being amended in any respect, other than to increase the number of shares authorized for issuance thereunder. If the Plan Amendment is not approved by our stockholders, it will not become effective. In such event, the A&R 2016 Plan will remain in effect in the form approved in November 2016 and we will continue to make grants thereunder to the extent shares remain or again become available.

VOTE REQUIRED

This proposal requires the favorable vote of a majority of the votes cast affirmatively or negatively by holders of the Company’s outstanding shares of Class A Common Stock. Abstentions and broker non-votes are not considered to be votes cast for the foregoing purpose, and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Plan Amendment to increase the number of shares of our Class A Common Stock available for issuance under the A&R 2016 Plan.

PURPOSE AND BACKGROUND FOR THE DETERMINATION OF ADDITIONAL SHARES

The purpose of the A&R 2016 Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership and other incentive opportunities. We believe that the A&R 2016 Plan is essential to our success. Equity awards are intended to motivate high levels of performance, align the interests of our employees, directors, and consultants with those of our stockholders by giving these individuals the perspective of an owner with an equity stake in our Company and provide a means of recognizing their contributions to the success of our Company. Our Board and our leadership team believe that long-term equity incentive awards are necessary to remain competitive in the market and are essential to recruiting and retaining the highly qualified employees who help our Company meet its goals.

PROPOSAL 4—INCENTIVE PLAN AMENDMENT

In its determination to approve the Plan Amendment, the Board considered a number of factors, including a review of our historical grant practices, anticipated future equity grant needs, burn rate, dilution and overhang metrics, peer group market practices and trends and the costs of the A&R 2016 Plan, as proposed to be amended, including shareholder value transfer cost. Specifically, we considered:

•	As of December 31, 2016, a total of 1,308,250 shares remained available for issuance under the A&R 2016 Plan (taking into account the forfeiture of certain stock options that expired by their terms on such date). This represented approximately 5.4% of our outstanding shares (on a fully diluted basis).

•	Only stock options covering an aggregate of 115,000 shares had been granted under our equity incentive plans in 2015 and 2016 combined, none of which were granted to our executive officers. In addition, many of our executives and employees have received limited or no value from equity incentives granted in recent years and therefore meaning incentive awards are likely to be required in the near future to continue to incentivize and retain our executives and key employees.

•	Following grants made in early 2017, we had nearly exhausted the number of shares available for issuance under the A&R 2016 Plan and did not have shares available to make any additional meaningful awards to any executives or key employees. Therefore, if additional shares are not approved, we will lose an important compensation tool aligned with shareholder interests to attract, motivate and retain highly qualified talent.

•	The total aggregate equity value of the 700,000 additional authorized shares being requested under the A&R 2016 Plan, based on the closing price for our Class A Common Stock on December 31, 2016 is $5,978,000.

•	As of December 31, 2016, our end of year overhang rate, calculated by dividing (i) the number of shares subject to equity awards outstanding at the end of the fiscal year plus the number of shares remaining available for issuance under the A&R 2016 Plan by (ii) the number of Company shares outstanding at the end of the fiscal year on a fully diluted basis (including outstanding warrants), was approximately 6.2%. If approved, the issuance of the additional shares to be reserved under the A&R 2016 Plan would dilute the holdings of shareholders by an additional 2.8% on a fully diluted basis, based on the number of shares of our Class A Common Stock outstanding as of December 31, 2016. If the Plan Amendment is approved, we expect our overhang at the end of fiscal year 2017 will be approximately 8.9% on a fully diluted basis (including the shares that will be reserved for issuance under the A&R 2016 Plan). We believe this amount would be appropriate in light of market competitive levels, taking into account our current circumstances as outlined above.

KEY FEATURES OF THE A&R 2016 PLAN

The A&R 2016 Plan contains a number of features that we believe are consistent with good practices in equity compensation and which we believe protect our shareholders’ interests with respect to the awards that we have granted and expect to grant under the plan. These features include:

•	Without shareholder approval, the A&R 2016 Plan prohibits any alteration or amendment that operates to increase the total number of shares of that may be issued under the plan (other than adjustments in connection with certain corporate reorganizations and other events) or to change the designation or class of persons eligible to receive awards under the plan.

•	The A&R 2016 Plan does not have single-trigger accelerated vesting provision for change in control.

•	Awards may not be repriced, replaced or regranted through cancellation or modification without shareholder approval if the effect would be to reduce the exercise price for the shares under the award.

•	A grant-date fair value limit of $500,000 per year will apply to awards to non-employee directors. Additional annual award limits will also apply for other participants. For additional information, see the discussion below under “Description of the A&R 2016 Plan—Award Limits.”

PROPOSAL 4—INCENTIVE PLAN AMENDMENT

ADDITIONAL INFORMATION ABOUT THE A&R 2016 PLAN

As of December 31, 2016, there were no awards outstanding under the A&R 2016 Plan, other than stock options. As of December 31, 2016, there were approximately 191,750 shares subject to outstanding stock options (taking into account the forfeiture of options that expired unexercised on such date), which had a weighted average price of $15.00 and a weighted average remaining years to expiration of 0.5. The closing price of our Class A Common Stock as of March 29, 2017 was $4.75. The terms and conditions of all future awards under the A&R 2016 Plan will be determined by the Administrator in its discretion.

DESCRIPTION OF THE A&R 2016 PLAN

The following sets forth a description of the material features and terms of the A&R 2016 Plan, as proposed to be amended. The following summary is qualified in its entirety by reference to the full text of the A&R 2016 Plan, as amended, which is attached hereto as Exhibit A.

Authorized Shares; Share Counting Provisions

An aggregate of 2,200,000 shares of Class A Common Stock will be reserved for issuance under the A&R 2016 Plan. All such shares of Class A Common Stock reserved for issuance may be issued under the A&R 2016 Plan upon the exercise of incentive stock options. Shares issued under the A&R 2016 Plan may be authorized but unissued shares, shares purchased on the open market or treasury shares.

If an award under the A&R 2016 Plan (including an award granted under the 2016 Plan prior to the Restatement) expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring shares covered by the award at a price not greater than the price (as adjusted to reflect any equity restructuring) paid by the participant for the shares or not issuing any shares covered by the award, the unused shares covered by the award will again be available for award grants under the A&R 2016 Plan. In addition, shares delivered to the Company to satisfy the exercise or purchase price of an award and/or to satisfy tax withholding obligation (including shares retained by the Company from the award being exercised or purchased and/or creating the tax obligation) will again be available for award grants under the A&R 2016 Plan. Dividend equivalents paid in cash will not be counted against the number of shares reserved under the A&R 2016 Plan.

Awards granted under the A&R 2016 Plan in substitution for any options or other stock or stock-based awards granted by an entity before the entity’s merger or consolidation with us or our acquisition of the entity’s property or stock will not reduce the shares available for grant under the A&R 2016 Plan, but will count against the maximum number of shares that may be issued upon the exercise of incentive stock options.

Administration

The A&R 2016 Plan is administered by our Board, which may delegate its duties and responsibilities to one or more committees of our directors and/or officers (referred to collectively as the plan administrator), subject to the limitations imposed under the A&R 2016 Plan, Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stock exchange rules and other applicable laws. The plan administrator has the authority to take all actions and make all determinations under the A&R 2016 Plan, to interpret the A&R 2016 Plan and award agreements and to adopt, amend and repeal rules for the administration of the A&R 2016 Plan as it deems advisable. The plan administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the A&R 2016 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the A&R 2016 Plan.

PROPOSAL 4—INCENTIVE PLAN AMENDMENT

Award Limits

The A&R 2016 Plan includes annual limits on awards that may be granted to any individual participant. For participants other than non-employee directors, the maximum aggregate number of shares of Class A Common Stock with respect to all options and stock appreciation rights that may be granted to any one person is 750,000 shares per year and the maximum aggregate number of shares of Class A Common Stock with respect to all restricted stock, restricted stock units and other stock or cash based awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code that may be granted to any one person is 500,000 shares per year. The maximum aggregate amount that may be paid in cash with respect to one or more awards payable in cash and not denominated in shares to any one person is $5,000,000 per year. These numbers may be adjusted to take into account equity restructurings and certain other corporate transactions as described below. The maximum aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718 (or any successor thereto), of all equity and cash-based awards granted to a non-employee director for services as a director under the A&R 2016 Plan during any fiscal year may not exceed $500,000 per year (or $1,000,000 in the fiscal year of a director’s initial service). Notwithstanding the foregoing, in no event will more than the authorized number of shares available for issuance under the A&R 2016 Plan be granted to any one person during any fiscal year of the Company.

Eligibility

Employees, consultants and non-employee directors of the Company or any of its subsidiaries will be eligible to receive awards under the A&R 2016 Plan. As of December 31, 2016, approximately 53 employees and 6 non-employee directors were eligible to receive awards under the 2016 Plan.

Types of Awards

The A&R 2016 Plan provides for the grant of stock options, including incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock or cash based awards. Awards to eligible individuals shall be subject to the terms of an individual award agreement between the Company and the individual. A brief description of each award type follows.

•	Stock Options. Stock options may be granted under the A&R 2016 Plan, including both incentive stock options and non-qualified stock options, which provide the holder a right to purchase shares of Class A Common Stock at a specified exercise price. The exercise price per share for each stock option will be set by the plan administrator, but will not be less than the fair market value on the date of the grant (or 110% of the price of an incentive stock option in the case of an individual who, on the date of the grant, owns or is deemed to own shares representing more than 10% of the stock of the Company). The term of any option award may not be longer than ten years (or five years in the case of an incentive stock option granted to a 10% stockholder of the Company). The plan administrator will determine the time period for exercise of each award, including the time period for exercise following a termination of service by the recipient, subject to the ten year limitation.

•	Stock Appreciation Rights. The plan administrator is authorized to grant stock appreciation rights to eligible recipients in its discretion, on such terms and conditions as it may determine, consistent with the A&R 2016 Plan. A stock appreciation right entitles the holder to exercise the stock appreciation right to acquire shares of the Company’s Class A Common Stock upon exercise within a specified time period from the date of the grant. Subject to the provisions of the stock appreciation right award agreement, the recipient may receive from the Company an amount determined by multiplying the difference between the price per share of the stock appreciation right and the value of the share on the date of exercise by the number of shares of Class A Common Stock subject to the award. The maximum term for which stock appreciation rights may be exercisable under the A&R 2016 Plan is ten years.

PROPOSAL 4—INCENTIVE PLAN AMENDMENT

•	Restricted Stock. The plan administrator may make awards of restricted stock to eligible individuals in such amounts and at purchase prices to be established by the plan administrator in connection with each award. Such awards will be subject to restrictions and other terms and conditions as are established by the plan administrator. Upon issuance of restricted stock, recipients generally have the rights of a stockholder with respect to such shares, subject to the limitations and restrictions established by the plan administrator in the individual award agreement. Such rights generally include the right to receive dividends and other distributions in relation to the award.

•	Restricted Stock Units. The A&R 2016 Plan authorizes awards of restricted stock units to eligible individuals in amounts and at purchase prices and upon such other terms and conditions as are established by the plan administrator for each award. Restricted stock unit awards entitle recipients to acquire shares of the Company’s Class A Common Stock in the future under certain conditions. Holders of restricted stock units generally have no rights of ownership or as stockholders in relation to the award, unless and until the restrictions lapse and the restricted stock unit award vests in accordance with the terms of the grant. Restricted stock units may be accompanied by the right to receive the equivalent value of dividends paid on shares of the Company’s Class A Common Stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights). The plan administrator may provide that settlement of restricted stock units will occur upon or as soon as reasonably practicable after the restricted stock units vest or will instead be deferred, on a mandatory basis or at the participant’s election, in a manner intended to comply with Section 409A of the Code.

•	Other Stock or Cash Based Awards. Other stock or cash based awards are awards of cash, fully vested shares of the Company’s Class A Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of the Company’s Class A Common Stock. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation otherwise payable to any individual who is eligible to receive awards. The plan administrator will determine the terms and conditions of other stock or cash based awards, including any purchase price, performance goals (which may be based on performance criteria), transfer restrictions and vesting conditions.

Performance-Based Awards

Although the Company has not adopted a policy that all compensation paid to executive officers must be deductible, the A&R 2016 Plan is also intended to allow us to provide performance-based compensation that will be tax deductible without regard to the limits of Section 162(m) of the Internal Revenue Code (the “Code”). Therefore, for purposes of Section 162(m) of the Code, the A&R 2016 Plan contains an approved list of performance criteria that may be used for purposes of granting awards that are intended to qualify as performance-based compensation under the Code, in the event the Company chooses to structure compensation in a manner that will satisfy the performance-based compensation exception to Section 162(m). The Code limits the deductions a publicly-held company can claim for compensation in excess of $1 million paid in a given year to its chief executive officer and certain of its other most highly-compensated executive officers (other than its chief financial officer) (these officers are generally referred to as the “covered employees”). Performance-based compensation that meets certain requirements is not counted against the $1 million deductibility cap. Stock options and stock appreciation rights that may be granted under the A&R 2016 Plan generally should qualify as performance-based compensation. Other awards that the Company may grant under the A&R 2016 Plan may qualify as performance-based compensation if the payment, retention or vesting of the award is subject to the achievement during a performance period of performance goals selected by the administrator of the A&R 2016 Plan. The administrator of the A&R 2016 Plan retains the discretion to set the level of performance for a given performance measure under a performance-based award. For such awards to qualify as performance-based compensation, they must be in amounts that are within the individual award limits set forth in the A&R 2016 Plan and stockholders must approve the material terms of the performance goals every five years. Nothing in the

PROPOSAL 4—INCENTIVE PLAN AMENDMENT

A&R 2016 Plan guarantees that incentive compensation that the Company pays to its covered employees will qualify as performance-based compensation for purposes of Section 162(m), but the A&R 2016 Plan is intended to permit the administrator to seek to structure incentive compensation to meet the performance-based compensation requirements if it chooses to do so. In addition, even where compensation programs are intended to qualify as performance-based compensation for purposes of Section 162(m), there can be no guarantee that the requirements of Section 162(m) will be satisfied and that all such compensation will be deductible.

In order to constitute qualified performance based compensation (“QPBC”) under Section 162(m), in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by the plan administrator and linked to stockholder-approved performance criteria. The A&R 2016 Plan contains the below performance criteria to allow us to qualify awards as qualified performance-based compensation.

For purposes of the A&R 2016 Plan, one or more of the following performance criteria will be used in setting performance goals applicable to QPBC and may be used in setting performance goals applicable to other stock or cash based awards: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders’ equity, return on assets, return on capital, return on sales, gross or net profit margin, expenses or expense levels, total shareholder return, internal rate of return (IRR), financial ratios (including those measuring liquidity, activity, profitability or leverage), working capital, earnings per share, price per share, market capitalization, any GAAP financial performance measures, inventory management, measures related to A&R balance and write-offs, timeliness and/or accuracy of business reporting, approval or implementation of strategic plans, financing and other capital raising transactions, debt levels or reductions, cash levels, acquisition activity, investment sourcing activity, marketing initiatives, projects or processes, achievement of customer satisfaction objectives, net asset value, net asset value per share, capital expenditures, net borrowing, debt leverage levels, credit quality or debt ratings, economic value added, individual business objectives, growth in production, added reserves, growth in reserves, inventory growth, environmental health and safety performance, effectiveness of hedging programs, improvements in internal controls and policies, and retention and recruitment of employees, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company or a subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any performance indicators relative to performance of other companies. The A&R 2016 Plan also permits the plan administrator to provide for objectively determinable adjustments to the applicable performance criteria in setting performance goals for QPBC awards.

Prohibition on Repricing

Under the A&R 2016 Plan, the plan administrator may not, without the approval of the Company’s stockholders, authorize the repricing of any outstanding option or stock appreciation right to reduce its price per share, cancel any option or stock appreciation right in exchange for cash or another award when the price per share exceeds the fair market value of the underlying shares, or take any other action with respect to an option or stock appreciation right that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. stock exchange on which the shares of Class A Common Stock are listed.

Certain Transactions

The plan administrator has broad discretion to take action under the A&R 2016 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting the Company’s Class A Common Stock, such as dividends or other distributions (whether in the form

PROPOSAL 4—INCENTIVE PLAN AMENDMENT

of cash, Class A Common Stock, other securities, or other property), reorganizations, mergers, consolidations, change in control events and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with the Company’s stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to outstanding awards. No adjustment or other action will be authorized for awards that are intended to qualify as QPBC, which would cause such awards to fail to continue to qualify as QPBC, unless the plan administrator determines that the award should not so qualify. Notwithstanding the preceding section, in the event of a change in control in which outstanding awards are not continued, converted, assumed or replaced by the Company or the successor to the Company in the change in control, such awards shall become fully exercisable and all forfeiture, repurchase and other restrictions on such awards shall lapse immediately prior to the change in control.

Amendment and Termination

The plan administrator may amend, suspend or terminate the A&R 2016 Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the A&R 2016 Plan, may materially and adversely affect an award outstanding under the A&R 2016 Plan without the consent of the affected participant. Our Board is required to obtain stockholder approval for any amendment to the A&R 2016 Plan to the extent necessary to comply with applicable laws. The A&R 2016 Plan will remain in effect until March 22, 2026, unless earlier terminated by our Board. No awards may be granted under the A&R 2016 Plan after its termination.

Forfeiture and Claw-backs

All awards (including any proceeds, gains or other economic benefit obtained in connection with any award) made under the A&R 2016 Plan are subject to any claw-back policy implemented by the Company, including any claw-back policy adopted to comply with the requirements of applicable law (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such claw-back policy or award agreement.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participant’s particular circumstances.

Incentive Stock Options. No income will be recognized by a participant for United States federal income tax purposes upon the grant or exercise of an incentive stock option. The basis of shares transferred to a participant upon exercise of an incentive stock option is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, a participant may be subject to alternative minimum tax as a result of the exercise.

PROPOSAL 4—INCENTIVE PLAN AMENDMENT

Non-qualified Stock Options. No income is expected to be recognized by a participant for United States federal income tax purposes upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a non-qualified stock option will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. Non-qualified stock options are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

Stock Appreciation Rights. There is expected to be no United States federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any Class A Common Stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Restricted Stock. If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for United States federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for United States federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for United States federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefore. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

PROPOSAL 4—INCENTIVE PLAN AMENDMENT

Restricted Stock Units. There will be no United States federal income tax consequences to either the participant or the employer upon the grant of restricted stock units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of Class A Common Stock in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of the shares of Class A Common Stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Limitations on the Employer’s Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million, unless the compensation is performance-based, is approved by the employer’s stockholders, and meets certain other criteria, as described above under the heading “—Performance-Based Awards.”

Excess Parachute Payments. Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the A&R 2016 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Application of Section 409A of the Code. Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock unit programs. Generally speaking, Section 409A does not apply to incentive stock options, non-discounted non-qualified stock options and stock appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the A&R 2016 Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the A&R 2016 Plan are not exempt from coverage. However, if the A&R 2016 Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.

State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the United States federal income tax consequences in respect of the A&R 2016 Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

The A&R 2016 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

PROPOSAL 4—INCENTIVE PLAN AMENDMENT

PLAN BENEFITS

The benefits or amounts that may be received or allocated to participants under the A&R 2016 Plan will be determined at the discretion of the plan administrator and are not currently determinable. The following table sets forth the outstanding option awards that each of the groups identified in the table above held as of December 31, 2016 under the A&R 2016 Plan.

Group	Number of Shares Subject to Stock Option Awards Outstanding as of December 31, 2016
All current executive officers	75,000
All current directors who are not executive officers	65,000
All employees who are not current executive officers	51,750
Former Employees	—

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2016, with respect to our equity compensation plans under which Class A Common Stock is authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	191,750	$15.00	1,308,250
Equity compensation plans not approved by security holders	—	—	—
Total	191,750	$15.00	1,308,250

Executive Officers

The following table identifies our current executive officers:

Name	Age	Position
Frank D. Bracken, III.[1]	53	Chief Executive Officer and Director
Barry D. Schneider[2]	54	Chief Operating Officer
Douglas W. Banister[3]	54	Chief Financial Officer
Thomas H. Olle[4]	62	Senior Vice President—Operations
Jana Payne[5]	55	Vice President—Geosciences

[1]	See biography on page 9 of this proxy statement.

[2]	Barry D. Schneider is our Chief Operating Officer. Mr. Schneider has served in this position since May 2014. Prior to joining us, Mr. Schneider held the position of Vice President—Northern Region for Denbury Resources, Inc. from January 2012 to May 2014. Mr. Schneider was at Denbury for 15 years and held positions of increasing responsibility. After holding the positions of Vice President, Production & Operations, Mr. Schneider was promoted to Vice President-East Region in October 2009 and held that position until January 2012 when he became responsible for Denbury’s Northern Region business unit. Prior to Denbury, Mr. Schneider was employed by Wiser Oil and Conoco-Philips. Mr. Schneider received his B.S. in Natural Gas Engineering from Texas A&M—Kingsville in 1985.

[3]	Douglas W. Banister is our Chief Financial Officer. Mr. Banister has served in this position since January 2014 and previously served as Chief Accounting Officer of Lonestar Resources, Inc., our wholly-owned subsidiary since August 2010. Mr. Banister is a Certified Public Accountant with 30 years of experience in finance, planning, negotiating and business development. Mr. Banister began his career in public accounting with Ernst & Young, where he served in various accountant roles between June 1984 and December 1987. Between December 1987 and April 1990, Mr. Banister served as Corporate Controller for D.R. Horton, Inc. and, between October 2004 and October 2005, served as VP of finance for Richmond American Homes. Mr. Banister holds a B.B.A. from Texas Wesleyan University with an emphasis in accounting.

[4]	Thomas H. Olle is our Senior Vice President-Operations. Mr. Olle has served in this position since August 2010. Mr. Olle has over 35 years of oil and gas industry experience in multiple facets of the business, such as reservoir management and management of unconventional resource development projects including horizontal well field development and tertiary recovery projects. Mr. Olle also has significant experience with reserve evaluation and reporting, production engineering and operations, and business development functions including acquisitions, divestitures and new ventures. During his tenure at Encore Acquisition Company, Mr. Olle served as Vice President-Strategic Solutions and also held executive positions responsible for asset management and engineering. He also served as Senior Engineering Advisor for Burlington Resources from December 1985 to March 2002 and District Reservoir Engineer for Southland Royalty Company from May 1982 to December 1985. Mr. Olle holds a Bachelor’s of Science in Mechanical Engineering with Highest Honors from the University of Texas in Austin.

[5]	Jana Payne was appointed our Vice-President of Geosciences in November 2015, bringing over 25 years of experience in the oil and gas industry. Prior to joining us, Ms. Payne held the position of Senior Exploitation Manager and Geologist at Halcon Resources, Inc. from November 2012 to May 2015. Ms. Payne spent eight years at Petrohawk Energy Inc. from June 2004 to October 2012 (and subsequently BHP Billiton following its acquisition of Petrohawk) as Geologic Manager and Senior Geologist, where her initial mapping of the Eagle Ford shale led to the discovery of the first commercial Eagle Ford Shale well and acquisition of over 300,000 acres by the Company. Ms. Payne’s early career was as a geologist at Marathon Oil Co. and Petroleum Geo-Services, Inc. Ms. Payne has published works in learned journals and holds an MSc and BSc in geology from the University of Texas at Arlington.

None of our executive officers is related to any other executive officer or to any of our directors.

Corporate Governance

GENERAL

The Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit and Risk Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section of the “Shareholder Information” page of our website located at www.lonestarresources.com, or by writing to our Secretary at our offices at 600 Bailey Avenue, Suite 200, Fort Worth, Texas, 76107.

BOARD COMPOSITION

Our Board currently consists of nine members: Frank D. Bracken, III, Henry B. Ellis, Bernard Lambilliotte, Daniel R. Lockwood, John H. Murray, Stephen H. Oglesby, John H. Pinkerton, Dr. Christopher Rowland, and Randy L. Wolsey. As set forth in our Bylaws, each of our directors is elected to serve from the time of election and qualification until the next annual meeting following such election and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Bernard Lambilliotte has not been nominated for re-election at the Annual Meeting following the end of his current term.

On October 26, 2016, we entered into a Board Representation Agreement with EF Realisation (the “Board Representation Agreement”). Under the Board Representation Agreement, for as long as EF Realisation owns 15% or more of the issued and outstanding shares of our Class A Common Stock, it has the right to nominate up to, but no more than, two directors (each, a “Designee”) to serve on the Board and for as long as EF Realisation owns at least 10% but less than 15% of our issued and outstanding shares of Class A Common Stock, it has the right to nominate up to, but no more than, one director to serve on the Board. EF Realisation currently has the right to designate two nominees and have designated Christopher Rowland and John H. Murray for election to our Board. If a vacancy is created on the Board as a result of the death, disability, retirement, resignation or removal of any Designee, EF Realisation has the right to nominate a replacement director. Any other vacancies or newly created directorships on the Board may be filled only by a majority vote the remaining directors of the Board.

DIRECTOR INDEPENDENCE

Henry B. Ellis, Stephen H. Oglesby, John H. Pinkerton and Randy L. Wolsey qualify as independent under the rules of the NASDAQ Stock Market LLC (the “NASDAQ Rules”). The independence definition under the NASDAQ Rules includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ Rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

Prior to the offering of our Class A Common Stock that was completed on December 22, 2016 pursuant to a Registration Statement on Form S-1 (File No. 333-214265), which was declared effective on December 15, 2016 (the “2016 Common Stock Offering”), EF Realisation, through subsidiaries and/or affiliates, controlled a majority of the voting power of our outstanding Class A Common Stock. As a result, we were a “controlled company” under the NASDAQ Rules, and as such, we qualified for and had relied on exemptions from certain corporate governance requirements. Upon completion of the 2016 Common Stock Offering, EF Realisation ceased to own a majority of the shares of our outstanding Class A Common Stock and we ceased to be a “controlled company.”

CORPORATE GOVERNANCE

As a result, we are relying on the applicable transition periods provided by the NASDAQ Rules, pursuant to which our Board will be required to be composed of a majority of independent directors by December 22, 2017, and our Compensation Committee and our Nominating and Corporate Governance Committee were required to be comprised of a majority of independent directors by March 22, 2017 and will be required to be comprised entirely of independent directors by December 22, 2017.

Our Compensation Committee is currently comprised of a majority of independent directors. Our Nominating and Corporate Governance Committee is currently composed entirely of independent directors. The “controlled company” exemptions do not modify the independence requirements for our Audit and Risk Committee. Our Audit and Risk Committee is composed entirely of independent directors under the NASDAQ Rules and Rule 10A-3 promulgated under the Exchange Act. As of April 13, 2017, all of our committees were in compliance under the applicable independence standards and transition requirements.

There are no family relationships among any of our directors or executive officers.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in the Board Representation Agreement and any other stockholders agreement to which we may enter into.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as director. Henry B. Ellis, a director nominee elected to the Board in October 2016, and Randy L. Wolsey, a director nominee elected to the Board in January 2017, were each recommended by a non-management director. Stephen H. Oglesby, a director nominee elected to the Board in March 2017, was recommended by Frank Bracken, III, our Chief Executive Officer. Dr. Christopher Rowland, elected to the Board in January 2013, and John H. Murray, elected to the Board in October 2016, are director nominees designated by EF Realisation under the Board Representation Agreement.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider (i) minimum individual qualifications, including a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments and (ii) all other factors it considers appropriate, which may include experience in corporate management, experience as a board member of other public companies, relevant professional or academic experience, leadership skills, financial and accounting background, executive compensation background and whether the candidate has the time required to fully participate as a director of the Company. Our Corporate Governance Guidelines provide that the Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together

CORPORATE GOVERNANCE

with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, 600 Bailey Avenue, Suite 200, Fort Worth, TX, 76107. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Lonestar Resources US Inc., 600 Bailey Avenue, Suite 200, Fort Worth, Texas, 76107.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board exercises its discretion in combining or separating the roles of Chairman of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. Our Board is currently chaired by Mr. Pinkerton. Our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. As such, Mr. Bracken serves as our Chief Executive Officer while Mr. Pinkerton serves as the Chairman of the Board.

Risk assessment and oversight are an integral part of our governance and management processes. Our management is responsible for our day-to-day risk management activities. Our Board oversees the implementation of risk mitigation strategies by management and encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. Our Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

PERIODIC BOARD EVALUATION

Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to oversee a periodic assessment of the Board and its committees.

CORPORATE GOVERNANCE

CODE OF ETHICS

We have a written Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to our directors, officers and employees. We have posted a current copy of the Code of Ethics in the “Governance” section of the “Shareholder Information” page of our website, www.lonestarresources.com. In addition, we intend to post on our website all disclosures that are required by law or the NASDAQ Rules concerning any amendments to, or waivers from, any provision of the Code of Ethics.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were 8 meetings of the Board during the fiscal year ended December 31, 2016. During the fiscal year ended December 31, 2016, each director attended at least 75% of the aggregate of all meetings of the Board and meetings of the committees on which the director served during the period in which he served as a director.

Under our Corporate Governance Guidelines, which is available on our website at www.lonestarresources.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting.

We do not maintain a formal policy regarding director attendance at the Annual Meeting. Once director attended the 2016 Annual Meeting of Stockholders. Absent compelling circumstances, all directors are expected to attend future annual meetings.

Committees of the Board

Our Board has established three standing committees—Audit and Risk, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board. The members of each of the Board committees and committee Chairs are set forth in the following chart:

Name	Audit & Risk	Compensation	Nominating and Corporate Governance
Frank D. Bracken, III	—	—	—
Henry B. Ellis	Chair	—	X
Bernard Lambilliotte	—	—	—
Daniel R. Lockwood	—	—	—
John H. Murray	—	X	—
Stephen H. Oglesby	X	—	X
John H. Pinkerton	—	Chair	Chair
Dr. Christopher Rowland	—	—	—
Randy L. Wolsey	X	X	—

AUDIT AND RISK COMMITTEE

Our Audit and Risk Committee’s responsibilities include, but are not limited to:

•	appointing, retaining, overseeing, approving the compensation of, and assessing the independence of our independent registered public accounting firm and any other registered public accounting firm that may be engaged for audit, attestation and related services;

CORPORATE GOVERNANCE

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	discussing the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•	discussing with the independent registered public accounting firm audit problems or difficulties;

•	discussing our risk assessment and management policies;

•	reviewing and approving related person transactions;

•	reviewing and pre-approving audit and non-audit services proposed to be performed by the independent registered public accounting firm, as further described on page 14 of this proxy statement; and

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.

The Audit and Risk Committee charter is available on our website at www.lonestarresources.com. The members of the Audit and Risk Committee are Mr. Ellis, Mr. Oglesby and Mr. Wolsey, all of whom meet the independence requirements under Rule 10A-3 promulgated under the Exchange Act and the NASDAQ Rules, including those related to Audit and Risk Committee membership. Mr. Ellis serves as the Chairperson of the Audit and Risk Committee. The members of our Audit and Risk Committee meet the requirements for financial literacy under the applicable NASDAQ Rules. Our Board has determined that Mr. Ellis is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

The Audit and Risk Committee met 1 time in 2016. Our Class A Common Stock was listed on The NASDAQ Stock Market in July 2016. We expect that the Audit and Risk Committee will meet at least quarterly as required under its charter going forward.

COMPENSATION COMMITTEE

Our Compensation Committee is responsible for, among other matters:

•	reviewing and setting or making recommendations to the Board regarding the compensation of the CEO and the other executive officers;

•	reviewing and approving or making recommendations of the Board regarding our cash and equity incentive plans and arrangements;

•	reviewing and making recommendations to our Board with respect to director compensation; and

•	reviewing and discussing with management our “Compensation Discussion and Analysis,” if required by SEC rules.

Pursuant to the Compensation Committee’s charter, which is available on our website at www.lonestarreources.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, the Company’s bylaws and applicable NASDAQ Rules.

CORPORATE GOVERNANCE

The members of our Compensation Committee are Mr. Murray, Mr. Pinkerton, and Mr. Wolsey. Mr. Pinkerton serves as the Chairperson of the Compensation Committee. Each of Mr. Pinkerton and Mr. Wolsey qualifies as independent under the NASDAQ Rules, including the NASDAQ Rules regarding compensation committee membership. Due to his affiliation with Ecofin Limited, our Board has not determined that John H. Murray is independent under the foregoing independence standards.

The Compensation Committee has delegated to a subcommittee its authority and responsibility under the A&R 2016 Plan with respect to (i) the approval of acquisitions and dispositions of Company securities by officers and directors of the Company for purposes of Section 16 of the Exchange Act, and (ii) the approval of performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. The members of the subcommittee are Mr. Pinkerton and Mr. Wolsey.

The Compensation Committee has not engaged and management did not engage a compensation consultant in 2016. The Compensation Committee anticipates that it will engage a compensation consultant in 2017. While the Company’s executives will communicate with the Compensation Committee and the Board regarding executive compensation issues, the Company’s executive officers do not participate in final executive compensation decisions.

The Compensation Committee did not meet in 2016. Following our listing on The NASDAQ Stock Market in July 2016 and while we were a controlled company, executive compensation decisions were made based on the judgment and experience of the members of the Compensation Committee and with input from other members of the Board when determined appropriate. We expect that, going forward, the Compensation Committee will meet as required to fulfill its duties under its charter.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors, including pursuant to the Voting Agreement (for so long as such agreement is in effect);

•	reviewing, at least annually, the Board committee structure and, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors to serve on committees of the Board, including pursuant to the Voting Agreement (for so long as such agreement is in effect), recommending to the Board for its approval directors to serve as members of each committee;

•	overseeing the periodic self-evaluations of management and the Board and its committees; and

•	developing and recommending to our Board a set of corporate governance guidelines and principles.

The Nominating and Corporate Governance Committee charter is available on our website at www.lonestarresources.com. Our Nominating and Corporate Governance Committee consists of Mr. Ellis, Mr. Oglesby, and Mr. Pinkerton, with Mr. Pinkerton serving as the Chair. All members of our Nominating and Corporate Governance Committee qualify as independent under the NASDAQ Rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee did not meet in 2016. Following our listing on The NASDAQ Stock Market in July 2016 and while we were a controlled company, the Board handled decisions relating to the identification and nomination of director candidates in 2016. We expect that, going forward, the Nominating and Corporate Governance Committee will meet as required to fulfill its duties under its charter.

Executive and Director Compensation

EXECUTIVE COMPENSATION

Named Executive Officers

We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are providing a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table as well as narrative disclosures regarding our executive compensation program. The individuals covered by this executive compensation disclosure are our chief executive officer and our two other most highly compensated executive officers. For 2016, our named executive officers were:

•	Frank D. Bracken, III, Chief Executive Officer;

•	Barry D. Schneider, Chief Operating Officer; and

•	Thomas H. Olle, Senior Vice President—Operations.

Our compensation committee strives to align Lonestar’s compensation strategy with company performance and stockholder interests, and ensure that it is equitable for participants. Compensation for named executive officers includes a fixed component (consisting of base salaries, 401(k) plan contributions and other health and welfare benefits), discretionary annual cash bonus opportunities and long-term equity incentive awards, which prior to 2017 consisted of stock option grants.

Executive compensation policy

The objective of the executive compensation framework is to competitively and appropriately reward performance and results delivered. To this end, our compensation policy is intended to embody the following principles:

•	compensation should facilitate the delivery of long term results for the business and its stockholders;

•	compensation should support the attraction, retention, motivation and alignment of the talent needed to achieve the organization’s goals;

•	compensation should reinforce leadership, accountability, teamwork and innovation; and

•	compensation should be aligned to the contribution and performance of the business, teams and individuals.

Approach to executive compensation

We broadly seek to position fixed compensation in line with similar oil and gas companies, although no specified peer group was used in setting compensation for 2016. Individual positioning of compensation depends on this positioning aspiration plus consideration of experience, individual performance and Lonestar’s circumstances. When setting compensation, we seek to establish an appropriate mix between fixed and variable compensation. None of our executive officers are parties to any employment, severance or other agreement providing for compensation in the event of a termination of their employment with us, other than customary indemnification agreements.

Fixed compensation: Base salary is designed to compensate for the value the individual provides to Lonestar, including the following:

•	skills and competencies needed to generate results;

•	sustained contribution to the team and Lonestar; and

•	the value of the role and contribution of the individual in the context of the external market.

EXECUTIVE AND DIRECTOR COMPENSATION

No base salary increases were made in 2016. In addition, U.S.-based executives receive health and welfare plan benefits, which are the same as those made available to all full-time salaried employees. The Company provides a 401(k) plan to all eligible full-time employees which allows for pre-tax employee contributions up to the maximum allowed by the Internal Revenue Code of 1986, as amended (the “Code”). The Company supplements the employee’s contribution by providing a matching contribution of 100% of up to the first 4% contributed by each employee. This matching contribution is deposited on each semi-monthly payroll and is 100% vested to the employee’s account.

Short-term incentives: Our executives are eligible to receive a discretionary annual cash bonus, which for 2016 will not be based on any specific performance metrics or criteria. As of the date of this proxy statement, annual bonuses for our named executives for 2016 have not yet been determined. We expect that annual bonuses, if any, will be determined and paid in the coming weeks and will generally be based on a subjective determination of Lonestar’s overall performance and the executive’s individual performance for 2016, as determined by the compensation committee.

Long-term incentives: Long-term incentive awards have historically been granted in the form of stock options under our equity incentive plans. The options granted under these plans are options to purchase shares of the Company’s Class A Common Stock and are designated as either “Class A options” or “Class B options” based on their vesting schedule. Class A options vested in substantially equal installments over a three-year period, unless there is a change in control or cessation of employment by redundancy or termination. In the event of such a change in control, redundancy or termination event, all Class A options would vest on the date of that change in control, redundancy or termination event. Class B options would only vest in the event of a change in control or cessation of employment by redundancy or termination. In 2016 we adopted our Amended and Restated 2016 Incentive Award Plan, which will govern our future incentive awards, but did not grant any long-term incentive awards to named executive officers in 2016. In future years, we expect that our long-term incentive awards may take other forms, such as restricted stock units, stock appreciation rights or other types of awards.

Employment Agreements: Each of the employment agreements to which our executives were a party expired as of December 31, 2015. Currently none of our executive officers are parties to any employment agreement or compensatory arrangement, other than customary indemnification agreements.

2016 SUMMARY COMPENSATION TABLE

The following table sets forth the compensation of our principal executive officer and the two most highly compensated executive officers other than our principal executive officer for 2016 and 2015.

Name and Principal Position	Year	Salary ($)	Bonus(4) ($)	All Other Compensation ($)		Total ($)
Frank D. Bracken, III	2016	600,000	***	454,603	(1)	1,054,603
Chief Executive Officer	2015	600,000	277,500	23,890	(1)	901,390
Barry D. Schneider	2016	420,000	***	30,702	(2)	450,702
Chief Operating Officer	2015	420,000	194,250	31,353	(2)	645,603
Thomas H. Olle	2016	350,000	***	20,200	(3)	370,200
Senior Vice President—Operations	2015	350,000	157,500	20,200	(3)	527,700

(1)	For 2016, includes $440,033 special payment to assist with tax obligations as a result of stock compensation awarded in 2013, $570 for executive medical coverage, $14,000 representing Mr. Bracken’s auto allowance. For 2015, includes $9,890 for executive medical coverage and $14,000 representing Mr. Bracken’s auto allowance.

EXECUTIVE AND DIRECTOR COMPENSATION

(2)	For 2016, includes $8,102 for executive medical coverage, $12,000 representing Mr. Schneider’s auto allowance and $10,600 representing company matched 401(k) contributions. For 2015, includes $8,753 for executive medical coverage, $12,000 representing Mr. Schneider’s auto allowance and $10,600 representing company matched 401(k) contributions.
(3)	For 2016, includes $9,600 representing Mr. Olle’s auto allowance and $10,600 representing company matched 401(k) contributions. For 2015, includes $9,600 representing Mr. Olle’s auto allowance and $10,600 representing company matched 401(k) contributions.
(4)	Annual bonuses for 2016 for our named executive officers have not yet been determined as of the date of this proxy statement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth all outstanding equity awards held by each of our named executive officers at December 31, 2016. Stock options previously held by our named executive officers that expired in accordance with their terms on December 31, 2016 are not shown in the table below.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price ($)	Option Expiration Date
Frank D. Bracken, III	—	—	—
Chief Executive Officer

Thomas H. Olle	—	—	—
Senior Vice President—Operations

Barry D. Schneider	75,000	20.00	Dec. 31, 2017
Chief Operating Officer

(1)	The option awards in this column represent Class A options granted to each of our named executive officers, all of which were fully vested as of December 31, 2016. For a description of the Class A options, please see the section above titled “—Approach to executive compensation—Long-term incentives.”

DIRECTOR COMPENSATION

For 2016, non-employee director compensation consisted of a fixed fee, plus an additional fee for service as the Chairman of the Board.

The following table sets forth the compensation earned by each non-employee Directors during our fiscal year ended December 31, 2016.

Names	Fees Earned or Paid in Cash ($)(1)	All Other Compensation ($)(3)	Total ($)
Henry B. Ellis	12,500	—	12,500
Bernard Lambilliotte	82,377	—	82,377
Daniel R. Lockwood	50,000	—	50,000
John H. Murray	9,016	—	9,016
John H. Pinkerton(2)	—	—	—
Dr. Christopher Rowland	50,000	100,000	150,000
Robert Scott	60,000	—	60,000
Mitchell Wells	—	95,000	95,000

(1)	Represents the cash portion of the annual board fees and chair fees.”

EXECUTIVE AND DIRECTOR COMPENSATION

(2)	As of December 31, 2016, Mr. Pinkerton held outstanding options to purchase 65,000 shares of the Company’s Class A Common Stock, excluding options that expired unexercised on December 31, 2016. Mr. Pinkerton has elected not to receive any cash compensation for service as a director.
(3)	Other compensation for Dr. Rowland and Mr. Wells consisted of consulting fees. Butterfly Flaps, Ltd, a company solely owned by Dr. Rowland, has performed consultancy work for Lonestar since 2013 covering various strategic, tax structuring and investor matters. Mr. Wells has provided consultancy services for Lonestar since 2013 through BlueSky Pty Ltd, for which Mr. Wells is the sole director and shareholder.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to holdings of our Class A Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Class A Common Stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of March 31, 2017, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 21,822,015 shares of Class A Common Stock outstanding as of March 31, 2017. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Class A Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 31, 2017 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Lonestar Resources US Inc., 600 Bailey Avenue, Suite 200, Fort Worth, Texas, 76107. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
5% or Greater Stockholders
EF Realisation[1]	4,174,259	19.1%
Leucadia National Corporation[2]	4,478,488	20.1%
Named Executive Officers and Directors
Frank D. Bracken, III	74,371	*
Barry D. Schneider	46,500	*
Thomas H. Olle	32,876	*
Directors (other than Mr. Bracken)
Henry B. Ellis	7,600	*
Bernard Lambilliotte[3]	276,128	1.3%
Daniel Lockwood	8,982	*
John H. Murray[4]	59,009	*
Stephen H. Oglesby	—	—
John H. Pinkerton[5]	185,700	*
Dr. Christopher Rowland[6]	77,438	*
Randy L. Wolsey	—	—
All executive officers and directors as a group (13 persons)	777,040	3.6%

*	Less than one percent.
[1]	Consists of 4,174,259 shares directly held by EFR Guernsey Holding Limited (“EFR Guernsey”). EFR Guernsey is a wholly-owned subsidiary of EF Realisation Company Limited (“EF Realisation”). A majority of the board of directors of EF Realisation, comprised of Martin Negre, Robert Sinclair and Nicholas Tostevin, has sole voting and investment power over the shares directly held by EFR Guernsey. Each director of EF Realisation disclaims beneficial ownership of such shares. The address of EF Realisation is BNP Paribas House, St. Julian’s Avenue, St Peter Port, Guernsey, Channel Islands, GY1 1WA, United Kingdom.
[2]

Based on a Schedule 13D filed on December 29, 2016 by Leucadia National Corporation (“Leucadia”), on behalf of itself and its controlled subsidiaries. Leucadia reported that, as of December 22, 2016, it had sole voting and dispositive power with respect to 3,478,261 shares of Class A Common Stock, and shared voting and dispositive power with respect to 500,227 shares of Class A Common Stock and 500,000 shares underlying immediately exercisable warrants to purchase Class A Common Stock held by Juneau Energy LLC, Leucadia’s controlled subsidiary. The address of Leucadia is 520 Madison Ave., New York, NY 10022.
[3]	Consists of 127,170 shares directly held by an international pension plan and 148,958 shares directly held by Ecofin Holdings Limited (“EHL”). Mr. Lambilliotte exercises control over the international pension plan and therefore may be deemed to have beneficial ownership with respect to such shares. Mr. Lambilliotte holds a majority of the shares of EHL directly as an individual and indirectly through a family-owned company and a family trust, which he controls as the settlor and a discretionary beneficiary. As a result of his direct and indirect holdings of a majority of EHL’s shares, Mr. Lambilliotte may be deemed to have shared voting and investment power over the shares directly held by EHL, and therefore may be deemed to share beneficial ownership with respect to such shares.
[4]	Consists of shares directly held by a discretionary trust established under the laws of Jersey, Channel Islands for the benefit of the reporting person.
[5]	Consists of 120,700 shares of Class A Common Stock and 65,000 shares of Class A Common Stock issuable upon exercise of an option that is currently exercisable.
[6]	Consists of 62,438 shares that Dr. Rowland directly holds and 15,000 shares he indirectly holds. Dr. Rowland also indirectly holds 2,500 shares of the Company’s non-voting Class B common stock, which is not reflected in the table above.

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person has, had or will have a direct or indirect material interest, which may include, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.

Under the policy, management is responsible for implementing procedures to obtain information with respect to potential related person transactions, and then determining whether such transactions constitute related person transactions subject to the policy. Management then is required to present to the Audit and Risk Committee each proposed related person transaction. In reviewing and approving any such transactions, our Audit and Risk Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. If advance Audit and Risk Committee approval of a related person transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chairperson of the Audit and Risk Committee, subject to ratification of the transaction by the Audit and Risk Committee at the Audit and Risk Committee’s next scheduled meeting. Any related person transaction must be approved or ratified by the Audit and Risk Committee in order to be consummated or continue, as applicable. Management is responsible for updating the Audit and Risk Committee as to any material changes to any approved or ratified related person transaction and for providing a status report at least annually of all current related person transactions at a regularly scheduled meeting of the Audit and Risk Committee. No director may participate in approval of a related person transaction for which he or she is a related person. All of the transactions, agreements or relationships described in this section occurred prior to the adoption of this policy.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Class A Common Stock.

LEUCADIA

On August 2, 2016, Lonestar Resources America, Inc. (“LRAI”) and the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Juneau Energy, LLC, as initial purchaser (“Juneau”), Leucadia National Corporation (“Leucadia”), as guarantor of Juneau’s obligations, the other purchasers party thereto and Jefferies, LLC, in its capacity as the collateral agent for the purchasers, relating to the issuance and sale of (i) up to $49.9 million aggregate principal amount of LRAI’s 12% senior secured second lien notes due 2021 (“Second Lien Notes”) and (ii) five-year warrants to purchase up to an aggregate 998,000 shares of the Company’s Class A Common Stock at a price equal to $5.00 per share (the “Warrants”). During 2016, LRAI issued $25 million in aggregate principal amount of Second Lien Notes and the Company issued Warrants to purchase 500,000 shares of its Class A Common Stock to Juneau. In December 2016, LRAI repaid to Juneau $21 million principal of the Second Lien Notes with proceeds from the 2016 Common Stock Offering.

In connection with entering into the Purchase Agreement, the Company also entered into a registration rights agreement and an equity commitment agreement, both dated as of August 2, 2016. Pursuant to the registration rights agreement, the Company has agreed to register for resale certain Class A Common Stock issued or issuable to Juneau and Leucadia, including those issuable upon exercise of the Warrants. Leucadia agreed, pursuant to the equity commitment agreement, to purchase a certain number of Class A Common Stock in case the Company elected to pursue an equity offering prior to December 31, 2016. Pursuant to the equity commitment agreement,

CERTAIN RELATIONSHIPS

Leucadia purchased 3,478,261 shares of Class A Common Stock (costing $20 million) through the 2016 Common Stock Offering, which closed on December 22, 2016. In connection with Leucadia’s equity commitment, the Company paid Leucadia on January 3, 2017 a $1 million fee. In the event Leucadia purchased not less than its commitment amount, the Company agreed to use commercially reasonable efforts to enter into arrangements to provide Leucadia with the right to appoint one director to the Board of the Company, provided that such right will terminate at such time as Leucadia and its affiliates own a number of shares of Class A Common Stock equal to less than 50% of the shares purchased by Leucadia and its affiliates in such offering. Leucadia has elected to take an observer position on the board of directors, with no voting rights.

On August 2, 2016, the Company also entered into a purchase and sale agreement with Juneau, whereby we obtained an undivided 50% of Juneau’s interest in two producing wells and each well’s respective oil and gas leases covering approximately 1,300 net mineral acres located in Brazos County, Texas. The total purchase was $5.5 million payable in 500,227 shares of our Class A Common Stock.

EF REALISATION

On October 26, 2016, we entered into a Board Representation Agreement with EF Realisation. Under the Board Representation Agreement, for as long as EF Realisation owns 15% or more of the issued and outstanding shares of our Class A Common Stock, it has the right to nominate up to, but no more than, two directors to serve on the Board and for as long as EF Realisation owns at least 10% but less than 15% of our issued and outstanding shares of Class A Common Stock, it has the right to nominate up to, but no more than, one director to serve on the Board.

On October 26, 2016, we entered into a Registration Rights Agreement with EF Realisation, pursuant to which we agreed to register for resale Class A Common Stock held by EF Realisation. We have agreed to file a registration statement providing for the resale of Class A Common Stock held by EF Realisation no later than the earlier of (i) October 26, 2017, and (ii) 30 days after the date we first become eligible to file a registration statement on Form S-3. We have also granted EF Realisation certain piggyback and demand registration rights.

FRANK D. BRACKEN III AND THOMAS H. OLLE

In April 2014, we loaned $539,000 in total to Frank D. Bracken, III and Thomas H. Olle to assist with their tax obligations as a result of stock compensation awarded to them in 2013. The loans were on arms-length commercial terms and were settled in full in January 2016.

DR. CHRISTOPHER ROWLAND

Butterfly Flaps, Ltd, a company solely owned by our current director Dr. Christopher Rowland, previously performed consultancy work for Lonestar covering various strategic, tax structuring and investor matters at a cost of approximately $25,000 per quarter. In each of 2016 and 2015, we paid $100,000 for the foregoing services. The consulting arrangement terminated effective December 31, 2016.

DANIEL R. LOCKWOOD

New Tech Global Ventures, LLC, a company in which our current director Daniel R. Lockwood owns a minority limited partnership interest, has provided field engineering staff and consultancy services for the Company since 2013. The total cost for such services was approximately $665,000 and $938,000 in 2016 and 2015, respectively.

MITCHELL WELLS

Mitchell Wells, who served as our director since December 2014 until his resignation in January 2017, provided consultancy services as the Company’s Secretary since January 2013 until January 2017. These services were

CERTAIN RELATIONSHIPS

provided through BlueSkye Pty Ltd, for which Mr. Wells is the sole director and shareholder. BlueSkye Pty Ltd was paid approximately $95,000 and $142,500 for the years ended December 31, 2016 and 2015, respectively. He did not receive any additional compensation for his service as a director.

EMPLOYMENT AGREEMENTS

Each of the employment agreements to which our executives were a party expired as of December 31, 2015. Currently none of our executive officers are parties to any employment agreement, other than customary indemnification agreements.

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Interest of Certain Persons in Matters to Be Acted Upon

No person who has served as an officer or director of the Company since the beginning of our last fiscal year, and no associate of such a person, has any substantial interest in the matters to be acted upon at the Annual Meeting, other than (i) an interest in awards that may be granted to our officers and directors under the A&R 2016 Plan, as described with respect to Proposal 4 above, (ii) as a result of his or her role as an officer or director of the Company, or (iii) in his role as a shareholder in proportion to his percentage shareholding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the year ended December 31, 2016, with the exception of: Forms 3 that were filed late in connection with Lonestar’s initial listing on NASDAQ by Ecofin Ltd, Ecofin Holdings Ltd, Ecofin Water & Power Opportunities Plc, EFR Guernsey Holding Ltd, Lambilliotte Bernard, Rowland Christopher, Robert Scott, Mitchell Wells, John H. Pinkerton, Daniel R. Lockwood, Frank D. Bracken, III, Douglas W. Banister, Thomas H. Olle, Barry Schneider, and Jana Payne; Ecofin Water & Power Opportunities Plc’s Form 4 reporting that it is no longer a reporting person subject to Section 16 filing requirements as a result of a certain exit transaction; EF Realisation’s Form 3 in connection with its becoming the sole parent of EFR Guernsey; and John H. Murray’s Form 3 that was filed late in connection with his election to the Board.

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 600 Bailey Avenue, Suite 200, Fort Worth, Texas, 76107 in writing not later than December 14, 2017.

Stockholders intending to present a proposal at the 2018 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2018 Annual Meeting of Stockholders no earlier than the close of business on January 24, 2018 and no later than the close of business on February 23, 2018. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2018 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 24, 2018, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2018 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2018 Annual Meeting or (ii) if the first public announcement of the date of the 2018 Annual Meeting is less than 100 days prior to the date of such meeting, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Lonestar’s Annual Report on Form 10-K

A copy of Lonestar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 31, 2017 without charge upon written request addressed to:

Lonestar Resources US Inc.

Attention: Secretary

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.envisionreports.com/LONE. You also may access our Annual Report on Form 10-K for the year ended December 31, 2016 at www.lonestarresources.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Chase C. Booth, Secretary

Fort Worth, Texas

April 13, 2017

Exhibit A

LONESTAR RESOURCES US INC.

AMENDED AND RESTATED

2016 INCENTIVE PLAN

ARTICLE I.

PURPOSE

This Plan is a restatement of the Lonestar Resources US Inc. 2016 Incentive Plan, which was adopted by the Board on March 22, 2016 as a successor to the Lonestar Resources Limited 2012 Employee Share Option Plan for use following the re-domiciliation of Lonestar Resources Limited to the United States by means of the Company’s acquisition of Lonestar Resources Limited. The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership and other incentive opportunities. Capitalized terms used in the Plan are defined in Article XI.

ARTICLE II.

ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ARTICLE III.

ADMINISTRATION AND DELEGATION

3.1 Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

3.2 Appointment of Committees. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.

ARTICLE IV.

STOCK AVAILABLE FOR AWARDS

4.1 Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

4.2 Share Recycling. If all or any part of an Award (including for the avoidance of doubt an Award granted prior to the Restatement) expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit.

4.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 2,200,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.

4.4 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

4.5 Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $500,000 increased to $1,000,000 in the fiscal year of his or her initial service as a non-employee Director. The Administrator may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.

ARTICLE V.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.

5.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right. Notwithstanding the foregoing, if on the last day of the term of an Option or Stock Appreciation Right the Fair Market Value of one Share exceeds the applicable exercise or base price per Share, the Participant has not exercised the Option or Stock Appreciation Right and remains employed by the Company or one of its Subsidiaries and the Option or Stock Appreciation Right has not expired, the Option or Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with its exercise. In such event, the Company shall deliver to the Participant the number of Shares for which the Option or Stock Appreciation Right was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.3 Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (i) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable current or former Service Provider due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option or Stock Appreciation Right unless the exercise would violate an Applicable Law. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right to exercise the Option or Stock Appreciation Right, as applicable, may be terminated by the Company and the Company may suspend the Participant’s right to exercise the Option or Stock Appreciation Right when it reasonably believes that the Participant has participated in any such violation. In addition, if, prior to the end of the term of an Option or Stock Appreciation Right, the Participant is given notice by the Company or any of its Subsidiaries of the termination of his or her employment or other relationship by the Company or any of its Subsidiaries for Cause, and the effective date of such employment or other termination is subsequent to the date of the delivery of such notice, the right to exercise the Option or Stock Appreciation Right, as applicable, shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment or other relationship shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment or other relationship (in which case the right to exercise the Option or Stock Appreciation Right, as applicable, shall terminate immediately upon the effective date of such termination of employment or other relationship).

5.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

5.5 Payment Upon Exercise. Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:

(a) cash, wire transfer of immediately available funds or by check payable to the order of the Company; provided, that, the Company may limit the use of one of the foregoing exercise methods if one or more of the exercise methods below is permitted;

(b) if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

(c) to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;

(d) to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;

(e) to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or

(f) to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.

ARTICLE VI.

RESTRICTED STOCK; RESTRICTED STOCK UNITS

6.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to forfeiture or the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.

6.2 Restricted Stock.

(a) Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

6.3 Restricted Stock Units.

(a) Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

(b) Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

(c) Dividend Equivalents. If the Administrator provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement.

ARTICLE VII.

OTHER STOCK OR CASH BASED AWARDS

Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

ARTICLE VIII.

ADJUSTMENTS FOR CHANGES IN COMMON STOCK

AND CERTAIN OTHER EVENTS

8.1 Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new

Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

8.2 Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(e) To replace such Award with other rights or property selected by the Administrator; and/or

(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

8.3 Acceleration Upon a Change in Control. Notwithstanding anything in Section 8.2 to the contrary, and except as may otherwise be provided in any applicable Award Agreement or other written agreement between the Company or any of its Subsidiaries and a Participant, if a Change in Control occurs and Awards are not continued, converted, assumed, or replaced by (i) the Company or a Subsidiary or (ii) a Successor Entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine.

8.4 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.

8.5 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.

ARTICLE IX.

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.

9.2 Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.

9.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

9.4 Termination of Status. The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

9.5 Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the minimum statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company; provided, that, the Company may limit the use of one of the foregoing methods if one or more of the exercise methods below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Award and that the broker has been directed to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

9.6 Amendment of Award; Prohibition on Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6. Other than pursuant to Sections 8.1 and 8.2, the Administrator shall not without the approval of the Company’s stockholders (a) lower the exercise price per Share of an Option or Stock Appreciation Right after it is granted, (b) cancel an Option or Stock Appreciation Right when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award, or (c) take any other action with respect to an Option or Stock Appreciation Right that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

9.7 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

9.8 Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

9.9 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.

ARTICLE X.

MISCELLANEOUS

10.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

10.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

10.3 Effective Date and Term of Plan; Effect of Restatement. The Plan was initially adopted by the Board on March 22, 2016 (the “Effective Date”) and, unless earlier terminated by the Board, will remain in effect until the tenth anniversary of the Effective Date, but Awards previously granted may extend beyond that date in accordance with the Plan. The Restatement shall become effective on the later of the date that it is approved by the Board or the date that it is approved by the Company’s stockholders (the “Restatement Effective Date). From and after the Restatement Effective Date, the Plan, as restated by the Restatement, shall govern all Awards hereunder, including Awards granted prior to the Restatement Effective Date, provided, however, that to the extent that any provision of the Plan as in effect after the Restatement conflicts with a term of the Plan as in effect prior to the Restatement and the Restatement would adversely affect a Participant’s rights with respect to an Award granted prior to the Restatement Effective Date, the terms of the Plan as in effect prior to the Restatement shall control (but only to such extent).

10.4 Amendment of Plan. The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

10.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

10.6 Section 409A.

(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

10.7 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

10.8 Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities, whether subject to outstanding Awards or otherwise, during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter (the “Lock-Up Period”). The Company may impose stop-transfer instructions with respect to Shares subject to the foregoing prohibitions until the end of the Lock-Up Period and these restrictions will be binding on the applicable Participant. Further, each Participant shall, if so requested by any underwriter representative, execute a customary lock-up agreement which shall provide such terms as such underwriter representative may in its discretion request, including, without limitation the prohibition on sale and transfer during the Lock-Up Period described in this Section 10.8.

10.9 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10.9. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

10.10 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

10.11 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.

10.12 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

10.13 Claw-back Provisions. All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy, including any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such claw-back policy or the Award Agreement.

10.14 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

10.15 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

10.16 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

10.17 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

10.18 Section 162(m) Limitations.

(a) Individual Award Limitations. Notwithstanding any provision in the Plan to the contrary, and subject to adjustment as provided in Article VIII, (i) the maximum aggregate number of Shares with respect to one or more Awards of Options or Stock Appreciation Rights that may be granted to any one person during any fiscal year of the Company shall be 750,000; (ii) the maximum aggregate number of Shares with respect to one or more Awards of Restricted Stock, Restricted Stock Units, or Other Stock or Cash Based Awards that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Compensation”) and are denominated in Shares that may be granted to any one person during any fiscal year of the Company shall be 500,000; and (iii) the maximum amount of cash that may be paid in cash to any one person during any fiscal year of the Company with respect to one or more Awards payable in cash and not denominated in Shares shall be U.S. $5,000,000; provided, however, that in no event will more than the Overall Share Limit be granted to any one person during any fiscal year of the Company with respect to one or more Awards denominated in Shares. To the extent required by Section 162(m) of the Code, Shares subject to Awards which are canceled shall continue to be counted against the award limits above. Each of the limitations in this Section, other than the Overall Share Limit, shall be multiplied by two (2) with respect to Awards denominated in Shares granted to a Participant and Awards paid in cash to a Participant during the first fiscal year in which the Participant commences employment with the Company and/or its Subsidiaries.

(b) Committee Composition. To the extent an Award is intended to qualify as Performance-Based Compensation, the Administrator shall be a Committee and it is intended that each member of such Committee will be an “outside director” within the meaning of Section 162(m) of the Code.

(c) Performance-Based Compensation. The Administrator, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. For the avoidance of doubt, nothing herein shall require the Administrator to structure any Awards in a manner intended to constitute Performance-Based Compensation and the Administrator shall be free, in its sole discretion, to grant Awards that are not intended to be Performance-Based Compensation. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Award Agreement shall be deemed amended to the extent necessary to conform to such requirements. In addition, Awards of Restricted Stock, Restricted Stock Units and Other Stock or Cash Based Awards that are intended to qualify as Performance-Based Compensation shall be subject to the following provisions, which shall control over any conflicting provision in the Plan or any Award Agreement:

(i) To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, no later than 90 days following the commencement of any performance period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Administrator shall, in writing, (a) designate the Participant to receive such Award, (b) select the Performance Criteria applicable to the performance period, which Performance Criteria shall be limited to the specific performance goals set forth in the definition of Performance Criteria, (c) establish the performance goals (and any exclusions), and amounts of such Awards, as applicable, which may be earned for such performance period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the performance goals and the amounts of such Awards, as applicable, to be earned by each Participant for such performance period.

(ii) Following the completion of each performance period, the Administrator shall certify in writing whether and the extent to which the applicable performance goals have been achieved for such performance period. In determining the amount earned under such Awards, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant, including the assessment of individual or corporate performance for the performance period.

(iii) Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Participant shall be determined on the basis of Applicable Accounting Standards. For this purpose, “Applicable Accounting Standards” means the U.S. Generally Accepted Accounting Principles, International Financial Reporting Standards or other accounting principles or standards applicable to the Company’s financial statements under U.S. federal securities laws.

(iv) No adjustment or action described in Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify.

ARTICLE XI.

DEFINITIONS

As used in the Plan, the following words and phrases will have the following meanings:

11.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

11.2 “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

11.3 “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards. For the avoidance of doubt, Options granted under the Plan prior to the Restatement shall constitute Awards hereunder

11.4 “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

11.5 “Board” means the Board of Directors of the Company.

11.6 “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions occurring after the Effective Date whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such transaction; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) after the Effective Date of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

11.7 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

11.8 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

11.9 “Common Stock” means the Class A common stock of the Company.

11.10 “Company” means Lonestar Resources US Inc., a Delaware corporation, or any successor.

11.11 “Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.

11.12 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

11.13 “Director” means a Board member.

11.14 “Disability” means a permanent and total disability under Section 22(e)(3) of the Code, as amended.

11.15 “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

11.16 “Employee” means any employee of the Company or its Subsidiaries.

11.17 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

11.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

11.19 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.

11.20 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

11.21 “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

11.22 “Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.

11.23 “Option” means an option to purchase Shares.

11.24 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

11.25 “Overall Share Limit” means 2,200,000 Shares.

11.26 “Participant” means a Service Provider who has been granted an Award.

11.27 “Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders’ equity, return on assets, return on capital, return on sales, gross or net profit margin, expenses or expense levels, total shareholder return, internal rate of return (IRR), financial ratios (including those measuring liquidity, activity, profitability or leverage), working capital, earnings per Share, price per Share, market capitalization, any GAAP financial performance measures, inventory management, measures related to A/R balance and write-offs, timeliness and/or accuracy of business reporting, approval or implementation of strategic plans, financing and other capital raising transactions, debt levels or reductions, cash levels, acquisition activity, investment sourcing activity, marketing initiatives, projects or processes, achievement of customer satisfaction objectives, net asset value, net asset value per share, capital expenditures, net borrowing, debt leverage levels, credit quality or debt ratings, economic value added, individual business objectives, growth in production, added reserves, growth in reserves, inventory growth, environmental health and safety performance, effectiveness of hedging programs, improvements in internal controls and policies, and retention and recruitment of employees, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. Any performance goals that are financial metrics, may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j) unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to Common Stock, (m) any business interruption event, (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results.

11.28 “Plan” means this Amended and Restated 2016 Incentive Plan.

11.29 “Restatement” means the restatement of the Plan as described in the first sentence of Article I hereof.

11.30 “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

11.31 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

11.32 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

11.33 “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

11.34 “Securities Act” means the Securities Act of 1933, as amended.

11.35 “Service Provider” means an Employee, Consultant or Director.

11.36 “Shares” means shares of Common Stock.

11.37 “Stock Appreciation Right” means a stock appreciation right granted under Article V.

11.38 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

11.39 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

11.40 “Termination of Service” means the date the Participant ceases to be a Service Provider.

* * * * *

Lonestar Resources US Inc.

IMPORTANT ANNUAL MEETING INFORMATION
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 24, 2017.
Vote by Internet
• Go to www.envisionreports.com/LONE
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 – 4.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
	01 - Frank D. Bracken, III	☐	☐	☐	02 - Henry B. Ellis	☐	☐	☐	03 - Daniel R. Lockwood	☐	☐	☐

	04 - John H. Murray	☐	☐	☐	05 - Stephen H. Oglesby	☐	☐	☐	06 - John H. Pinkerton	☐	☐	☐

	07 - Dr. Christopher Rowland	☐	☐	☐	08 - Randy L. Wolsey	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2017	☐	☐	☐	3.	Amendment of our Certificate of Incorporation authorizing the Board to issue up to 10,000,000 shares of “blank check” preferred stock	☐	☐	☐
4.	Amendment of our Amended and Restated 2016 Incentive Plan to increase the number of shares available for issuance under such plan	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures —	This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

∎	8 3 D M	+

02K9LE

2017 Annual Meeting Admission Ticket

2017 Annual Meeting of

Lonestar Resources US Inc. Stockholders

Wednesday, May 24, 2017, 2:00 p.m. Local Time

Texas Capital Bank’s Van Zandt Room

300 Throckmorton Street, Suite 200, Fort Worth, Texas 76102

Upon arrival, please present this admission ticket

and photo identification at the registration desk.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy – Lonestar Resources US Inc.

Notice of 2017 Annual Meeting of Stockholders

Texas Capital Bank’s Van Zandt Room, 300 Throckmorton Street, Suite 200, Fort Worth, Texas 76102 Proxy Solicited by Board of Directors for Annual Meeting - May 24, 2017

The undersigned stockholder(s) of Lonestar Resources US Inc. (the “Company”) hereby appoint(s) Douglas W. Banister and Chase C. Booth, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A Voting Common Stock of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 p.m. CDT on May 24, 2017, at Texas Capital Bank’s Van Zandt Room, 300 Throckmorton Street, Suite 200, Fort Worth, Texas 76102, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Items to be voted appear on reverse side.)

Lonestar Resources US Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposal — The Board of Directors recommends a vote FOR Proposal 3.
+

		For	Against	Abstain

3.	Amendment of our Certificate of Incorporation authorizing the Board to issue up to 10,000,000 shares of “blank check” preferred stock	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures —	This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

	1 U P X	+

02KTRA

2017 Annual Meeting Admission Ticket

2017 Annual Meeting of

Lonestar Resources US Inc. Stockholders

Wednesday, May 24, 2017, 2:00 p.m. Local Time

Texas Capital Bank’s Van Zandt Room

300 Throckmorton Street, Suite 200, Fort Worth, Texas 76102

Upon arrival, please present this admission ticket

and photo identification at the registration desk.

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy – Lonestar Resources US Inc.

Notice of 2017 Annual Meeting of Stockholders

Texas Capital Bank’s Van Zandt Room, 300 Throckmorton Street, Suite 200, Fort Worth, Texas 76102 Proxy Solicited by Board of Directors for Annual Meeting - May 24, 2017

The undersigned stockholder(s) of Lonestar Resources US Inc. (the “Company”) hereby appoint(s) Douglas W. Banister and Chase C. Booth, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class B Non-Voting Common Stock of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 p.m. CDT on May 24, 2017, at Texas Capital Bank’s Van Zandt Room, 300 Throckmorton Street, Suite 200, Fort Worth, Texas 76102, and any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Items to be voted appear on reverse side.)